
                             ATLANTIC COAST FEDERAL
                           DEFERRED COMPENSATION PLAN

                         INITIAL PARTICIPATION AGREEMENT


        This Participation Agreement ("Agreement") is entered into this _____ day of _______________, ________, by and between Atlantic Coast Federal a Georgia corporation, having its principal place of business at 505 Haines
Avenue, Waycross, GA 31501 (hereinafter the "Employer") and
_________________________________, an individual having his/her principal place of residence located at __________________________________, __________________,
___________, __________ (address) (city) (state) (zip) (hereinafter
"Participant").


                                    RECITALS

A.      The Employer has previously adopted a Nonqualified Deferred Compensation
        Plan effective AUGUST 1, 2002 (hereinafter the "Plan") primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated participants.

B. The Participant, in recognition of his/her valuable service to the Employer, has been selected by the committee as an eligible participant in the Plan.

        In consideration of the mutual covenants and conditions contained herein, and for such good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:


1.      ACCEPTANCE OF PLAN: (Participant must check one of the two options)

        / / The Participant, by virtue of his/her execution of this Agreement, does hereby acknowledge receiving a copy of the Plan Summary and agrees to be bound by the terms and conditions contained within the Plan. The provisions of the Plan are hereby incorporated by reference into this Agreement.

                                       OR

        / / The Participant, by virtue of his/her execution of the Agreement, does hereby acknowledge receiving a copy of the Plan
                Summary and DECLINES to participate in the Plan at this time.



                                                               Initial Here ____

                                       1
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2.      DEFERRAL OF COMPENSATION:

        Pursuant to the terms of the Plan, the Participant hereby agrees to defer his/her compensation from the Employer as follows:


        A.      DEFERRAL OF DIRECTOR'S FEES

                / /    Percentage:        _____% from each paycheck or payment

                / /    Fixed Amount:      $_____ from each paycheck or payment

                / /    No deferral


        B.      OPTION FOR PAYMENT

                I have been informed of the options for payment of my benefit from the above-named plan. THE DEFAULT WILL BE LUMP SUM IF NO
                ELECTION IS MADE AT ENROLLMENT. I understand the options, and I choose payments in the form of (elect one):

                / /    Lump sum

                / /    Annual installments for   _____ years
                       (MAXIMUM OF 10 YEARS)


                If I should die prior to the completion of payment of my benefit, I understand that the remainder of my benefit will be paid in a lump sum to my designated beneficiary.



                                                               Initial Here ____

                                       2
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3.      INVESTMENT ALLOCATION:

        As established in the Plan, the Employer has established a Deferred
Compensation Account, to which the Participant's compensation Deferral will be credited. The Deferred Compensation Account will be credited with earnings (and losses) based upon the investment returns and expense Deferrals (or enhancements) of the following indices. Participant must specify one or more of the following indices. The indices selected must be in whole percentages with a minimum of 5% per index and total 100%. IF INCOMPLETE, THE FUNDS WILL
AUTOMATICALLY DEFAULT TO 100% MONEY MARKET ACCOUNT.

       -------------------------------------------- ----------------

                               INDICES:
       -------------------------------------------- ----------------

       PRINCIPAL MANAGEMENT CORPORATION
       -------------------------------------------- ----------------
       Money Market                                          %
       -------------------------------------------- ----------------
       Bond                                                  %
       -------------------------------------------- ----------------
       Real Estate                                           %
       -------------------------------------------- ----------------

       PRINCIPAL GLOBAL INVESTORS, LLC
       -------------------------------------------- ----------------
       Balanced                                              %
       -------------------------------------------- ----------------
       Capital Value                                         %
       -------------------------------------------- ----------------
       Government Securities                                 %
       -------------------------------------------- ----------------
       Growth                                                %
       -------------------------------------------- ----------------
       MidCap                                                %
       -------------------------------------------- ----------------
       International                                         %
       -------------------------------------------- ----------------
       International SmallCap                                %
       -------------------------------------------- ----------------
       SmallCap                                              %
       -------------------------------------------- ----------------
       LargeCap Stock Index                                  %
       -------------------------------------------- ----------------
       Utilities                                             %
       -------------------------------------------- ----------------

       FIDELITY MANAGEMENT & Research Company
       -------------------------------------------- ----------------
       Fidelity VIP High Income                              %
       -------------------------------------------- ----------------
       Fidelity VIP Equity-Income                            %
       -------------------------------------------- ----------------
       Fidelity VIP II Contrafund                            %
       -------------------------------------------- ----------------

       MORGAN STANLEY ASSET MANAGEMENT INC.
       -------------------------------------------- ----------------
       Asset Allocation                                      %
       -------------------------------------------- ----------------
       Equity Growth                                         %
       -------------------------------------------- ----------------

       PUTNAM INVESTMENT MANAGEMENT, LLC
       -------------------------------------------- ----------------
       Putnam VT Voyager                                     %
       -------------------------------------------- ----------------


               FUND ALLOCATION OPTIONS CONTINUED ON THE NEXT PAGE


                                                               Initial Here ____

                                       3

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                      FUND ALLOCATION OPTIONS CONTINUED

       -------------------------------------------- ----------------

                          INDICES:
       -------------------------------------------- ----------------

       THE DREYFUS CORPORATION
       -------------------------------------------- ----------------
       Money Market                                          %
       -------------------------------------------- ----------------

       J.P. MORGAN INVESTMENT MANAGEMENT
       -------------------------------------------- ----------------
       SmallCap Value                                        %
       -------------------------------------------- ----------------

       AIM ADVISORS, INC.
       -------------------------------------------- ----------------
       AIM V.I. Growth                                       %
       -------------------------------------------- ----------------
       AIM V.I. Premier Equity                               %
       -------------------------------------------- ----------------
       AIM V. I. Core Equity                                 %
       -------------------------------------------- ----------------

       AMERICAN CENTURY INVESTMENTS
       -------------------------------------------- ----------------
       American Century VP Ultra                             %
       -------------------------------------------- ----------------
       American Century VP Income & Growth                   %
       -------------------------------------------- ----------------
       Founders Asset Management, LLC
       -------------------------------------------- ----------------
       DIP Founders Discovery                                %
       -------------------------------------------- ----------------

       INVESCO FUNDS GROUP
       -------------------------------------------- ----------------
       INVESCO VIF Technology
       -------------------------------------------- ----------------
       INVESCO VIF Health Sciences
       -------------------------------------------- ----------------
       INVESCO VIF Small Company Growth
       -------------------------------------------- ----------------
       INVESCO VIF Dynamics                                  %
       -------------------------------------------- ----------------

       JANUS CAPITAL MANAGEMENT LLC
       -------------------------------------------- ----------------
       Janus Aspen Mid-Cap Growth                            %
       -------------------------------------------- ----------------

       NEUBERGER BERMAN MANAGEMENT, INC.
       -------------------------------------------- ----------------
       MidCap Value                                          %
       -------------------------------------------- ----------------

       UBS GLOBAL ASSET MANAGEMENT
       -------------------------------------------- ----------------
       SmallCap Growth                                       %
       -------------------------------------------- ----------------

       -------------------------------------------- ----------------
                  TOTALS (MUST EQUAL 100%)                100%
       -------------------------------------------- ----------------


                                                               Initial Here ____

                                        4
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4.      EFFECTIVE DATE:

        This agreement shall become effective for the first payroll period that commences on or after the January 1 that next follows the date the Agreement is filed with the Employer. If the Participant first becomes eligible to participate in the Plan during a plan year, but after January 1 of that plan year, this Agreement shall be effective as of the first payroll period next following the later of the date he/she is eligible to enter the Plan or the date the committee receives an executed copy of this Agreement. This Agreement shall continue in effect, unless modified or revoked by the Participant, until the Participant terminates his/her service with the Employer, or, if earlier, until the Participant ceases to be an Active Participant under the plan.

5.      COUNTERPARTS:

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.      ACKNOWLEDGEMENTS: The Participant hereby acknowledges the following:

        A. The obligation of the Employer to make payments under the Plan and the Agreement is a contractual liability of the Employer to the Participant.

        B. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to make the payment.

        C. The Participant shall not have any interest in any particular assets of the Employer by reason of the Employer's obligation under the Plan and this Agreement.

        D. To the extent that the Participant or any other person acquires a right to receive payments from the Employer, such rights shall be no greater than the right or an unsecured creditor of the Employer.

IN WITNESS WHEREOF, This Agreement has been executed by and on behalf of the parties hereto as of the dale first written above.



----------------------------------
Participant Signature


ATLANTIC COAST FEDERAL



---------------------------------------       ----------------------------------
Signature of Company Officer                  Title of Company Officer


                                                               Initial Here ____

                                        5
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

                                   ATLANTIC COAST FEDERAL
                                 DEFERRED COMPENSATION PLAN

                                BENEFICIARY DESIGNATION FORM


PRIMARY BENEFICIARY(S):   ______ I am married  ______ I am not married

Note: If two or more beneficiaries are named, and if the "Percent" sections are not complete, the assets shall be paid to the named beneficiaries, or to the survivors, in equal shares. If no beneficiary is designated, your estate will be considered the designated beneficiary.

Name                                   Relationship                SSN               Percent

_______________________________  _______________________  _____ - _____ - _______    (______%)

_______________________________  _______________________  _____ - _____ - _______    (______%)

CONTINGENT BENEFICIARY(S):

Note: If all primary beneficiaries die before the full program benefits are paid, any remaining benefits shall be paid to the contingent beneficiary(s). If two or more contingent beneficiaries are named, and if the "Percent" sections are not complete, the assets shall be paid to the named beneficiaries, or to the survivors, in equal shares.

Name                                   Relationship                SSN               Percent

_______________________________  _______________________  _____ - _____ - _______    (______%)

_______________________________  _______________________  _____ - _____ - _______    (______%)

NON-SPOUSAL PRIMARY BENEFICIARY:

If you are married and live in a community property state or marital property state, you must complete the spouse's consent to a nonspousal primary beneficiary designated below. (These states include California,
Texas, Washington, Arizona, Louisiana, Wisconsin, Idaho, Nevada, and New Mexico.)

SPOUSE'S CONSENT: I consent to the beneficiary(s) designated above to receive the benefits payable under this program. I understand this eliminates benefits otherwise payable to me in the event my spouse dies prior to all benefits having been paid. I hereby waive any and all rights to such benefit. The spouse's signature must be witnessed below.

Spouse Signature:__________________________________________________   Date:___________________

WITNESS: The spouse appeared before me and signed the consent above.

Program Representative or Notary Public:___________________________   Date:___________________

The Employee may change the beneficiaries designated above in accordance with the terms of said Agreement by a written amendment to this Beneficiary Designation executed by the Employee and reflecting the change.


_________________________________________              _______________________________________
Participant Name (Please Print)                        Signature of Participant


Executed this _________ day of ___________________________, 20_____.

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                             ATLANTIC COAST FEDERAL
                           DEFERRED COMPENSATION PLAN

                       PERSONAL IDENTIFICATION NUMBER FORM
                                       AND
                           ONLINE ACCOUNT TRANSACTIONS


                 ----------------------------------------------

                   --------   ---------  --------   ---------


                   --------   ---------  --------   ---------

                 ----------------------------------------------


1) Select a four digit Personal Identification Number (PIN#) and write it into the box above. If you decide to use "letters" keep in mind that our system is "case sensitive."

2) By selecting "YES" below, you are authorizing us to accept any electronic transactions for your account requested over the Internet. Confirmations of transactions will be sent to the listed email address.


        / /   YES, I wish to enable this function for my account.



        _________________________________________     _______________________
        (email address)                                (daytime phone number)


ATLANTIC COAST FEDERAL


______________________________     ____________________________    _____________
Participant Name (Please Print)    Participant Signature           Date